                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-2788

Name of Fund:  The GNMA Fund Investment Accumulation Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, The GNMA Fund Investment Accumulation Program, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders

                            The GNMA Fund Investment
                           Accumulation Program, Inc.

                                     [LOGO]

                                 Annual Report
                               December 31, 2003

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
IN THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM
AND THE SALOMON BROTHERS 30 YEAR GNMA INDEX

YEAR END  SALOMON BROTHERS 30 YEAR GNMA  GNMA IAP
1993                            $10,000   $10,000
1994                             $9,872    $9,664
1995                            $11,544   $11,359
1996                            $12,193   $11,858
1997                            $13,338   $12,944
1998                            $14,248   $13,853
1999                            $14,531   $13,932
2000                            $16,163   $15,461
2001                            $17,380   $16,474
2002                            $18,652   $17,597
2003                            $19,878   $18,722

GNMA FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING 12/31/03

1 YEAR   2.31%
5 YEAR   6.04%
10 YEAR  6.39%

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE GRAPH ABOVE AND THE RETURNS TO THE LEFT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PROGRAM DISTRIBUTIONS OR THE REDEMPTION OF PROGRAM SHARES.

To Our Shareholders:

    We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 2003.

    During the year, the Program generated net investment income of 4.82% as a percentage of average net assets and paid dividends of $1.03 per share.

    During the year, interest rates on 30 year Treasury securities fluctuated from a low of 4.17% in June to a high of 5.45% in August. GNMA current coupons purchased for the Program fluctuated between 5.00% to 5.50% during the year. Principal paydowns of the GNMA pools held in the Program averaged $6.2 million per month. Purchases of Program shares averaged $1 million per month and redemptions averaged $1.5 million per month.

    Cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were invested in Short Term Treasury Bills. This contributed $30,836 of income to the Program.

    This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend.

                                                     Sincerely,
                                                     /s/ Terry K. Glenn
                                                     Terry K. Glenn
                                                     President

Custodian and Transfer Agent
---------------------------------------------------

The Bank of New York
P.O. Box 974 Wall Street Station
New York, NY 10286-0974

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Schedule of Investments
December 31, 2003
--------------------------------------------------------------------------------

                                          Interest        Range of               Face                                   Value
          Security Description             Rate+         Maturities             Amount*               Cost*           (Note 1a)
          --------------------            --------       ----------             -------               -----           ---------
Mortgage-Backed Securities
Government National Mortgage Association    5.00%    11/15/32-01/15/34       $ 37,918,766         $ 38,305,073      $ 37,624,948
Government National Mortgage
Association, TBA***                         5.00          01/15/34              2,500,000            2,475,391         2,477,345
Government National Mortgage Association    5.50     03/15/32-08/15/33         39,794,144           40,100,627        40,510,954
Government National Mortgage Association    6.00     11/15/23-12/15/32         27,940,101           27,973,511        29,072,773
Government National Mortgage Association    6.50     05/15/23-04/15/32         16,965,007           16,968,232        17,891,912
Government National Mortgage Association    7.00     03/15/22-12/15/30         13,574,175           13,654,655        14,470,071
Government National Mortgage Association    7.50     02/15/22-09/15/30          5,418,432            5,448,154         5,815,668
Government National Mortgage Association    8.00     03/15/17-05/15/30          2,172,314            2,183,685         2,376,906
Government National Mortgage Association    8.50     06/15/16-05/15/25          1,034,844            1,043,897         1,126,314
Government National Mortgage Association    9.00     04/15/16-10/15/21            747,362              748,275           817,077
Government National Mortgage Association    9.50     10/15/09-11/15/20            867,076              867,512           971,243
Government National Mortgage Association   10.00     02/15/16-06/15/18            727,470              729,538           823,189
Government National Mortgage Association   11.50     04/15/13-12/15/15            243,294              240,054           280,578
Government National Mortgage Association   12.00     02/15/13-11/15/15            142,096              142,637           164,824
Government National Mortgage Association   13.00          04/15/13                 15,542               15,758            18,235
Government National Mortgage Association   13.50          05/15/11                  2,548                2,466             3,007
Government National Mortgage Association   14.50          04/15/13                 16,078               16,432            19,206
Government National Mortgage Association   15.00          06/15/13                 87,460               89,843           105,181
Government National Mortgage Association   16.00     03/15/12-04/15/12             52,673               53,778            64,000
Government National Mortgage Association   17.00     10/15/11-01/15/12            162,484              167,494           199,325
                                                                             ------------         ------------      ------------
Total Mortgage-Backed Securities                                              150,381,866          151,227,012       154,832,756
                                                                             ------------         ------------      ------------
Short-Term Securities
United States Treasury Bills                5.00         1/22/2004              2,500,000            2,498,913         2,498,913
                                                                             ------------         ------------      ------------
Total Short-Term Securities                                                     2,500,000            2,498,913         2,498,913
                                                                             ------------         ------------      ------------
Total Investments--100.5%...............................................     $152,881,866         $153,725,925**    $157,331,669
                                                                             ============         ============
Liabilities in Excess of Other Assets--(0.5%).....................................................................      (851,338)
                                                                                                                    ------------
Net Assets--Equivalent to $21.13 net asset value per share on 7,404,715 shares of capital stock outstanding--100%.................................................................................................  $156,480,331
                                                                                                                    ============

 * Original face amounts and related costs are reduced by principal payment pass-throughs.
 ** Aggregate cost for Federal tax purposes.
*** Represents a "to-be-announced" (TBA) transaction. See Note 1(g) to Financial Statements.
 + Represents yield at date of purchase.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Statement of Assets and Liabilities
December 31, 2003
--------------------------------------------------------------------------------

Assets:

  Investments at Value (Identified Cost $153,725,925).......               $157,331,669

  Cash......................................................                  3,551,002

  Interest Receivable.......................................                    733,612

  Other.....................................................                     17,770
                                                                           ------------

    Total Assets............................................                161,634,053
                                                                           ------------

Liabilities:

  Payable for Securities Purchased..........................                  4,981,595

  Accounts Payable and Accrued Expenses.....................                    123,274

  Payable to Administrators.................................                     26,631

  Payable for Capital Stock Reacquired......................                     22,222
                                                                           ------------

    Total Liabilities.......................................                  5,153,722
                                                                           ------------

Net Assets..................................................               $156,480,331
                                                                           ============

Capital:

Capital Stock Par Value $.01 per share
  (7,404,715 shares issued, 25,000,000 of shares
  authorized)...............................................               $     74,047

Paid-in Capital in excess of par............................                152,684,748

Undistributed Net Investment Income.........................  $  142,877

Accumulated Realized Capital Loss...........................     (27,085)

Unrealized Appreciation.....................................   3,605,744
                                                              ----------

Total Accumulated Earnings--Net.............................                  3,721,536
                                                                           ------------

Net Assets (Equivalent to $21.13 Net Asset Value Per
  Share)....................................................               $156,480,331
                                                                           ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Statement of Operations
For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

Net Investment Income:

Income:

  Interest Income and Premium Amortization..................             $ 8,810,343

Expenses:

  Custodian, Transfer and Dividend Disbursing Agent Fees....  $419,045

  Administration Fee........................................   322,471

  Printing and Mailing......................................   142,033

  Professional Fees.........................................   124,219

  Directors' Fees & Expenses................................    15,000

  Other.....................................................    13,725
                                                              --------

    Total Expenses..........................................               1,036,493
                                                                         -----------

    Net Investment Income...................................               7,773,850
                                                                         -----------

Unrealized Gain on Investments:

  Change in Unrealized Appreciation of Investments..........              (4,015,103)
                                                                         -----------

Net Increase in Net Assets Resulting from Operations........             $ 3,758,747
                                                                         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Year Ended        Year Ended
                                                        December 31,      December 31,
                                                            2003              2002
                                                       ---------------   ---------------
Increase/(decrease) in Net Assets:

Operations:

Net Investment Income................................   $  7,773,850      $  9,337,712

Increase in Unrealized Appreciation of Investments...     (4,015,103)        5,209,586
                                                        ------------      ------------

Net Increase in Net Assets Derived from Operations...      3,758,747        14,547,298
                                                        ------------      ------------

Dividends to Shareholders............................     (7,728,379)       (9,447,055)

Capital Share Transactions:

Net Proceeds from Sale of Capital Stock..............      5,142,533         7,344,178

Net Asset Value of Shares Issued to Shareholders in
  Reinvestment of Dividends..........................      6,981,869         8,520,293
                                                        ------------      ------------

                                                          12,124,402        15,864,471

Cost of Capital Stock Reacquired.....................    (17,435,705)      (24,198,571)

Net Equalization (Debits) included in the Price of
  Capital Stock Sold and Reacquired..................        (40,095)          (84,147)
                                                        ------------      ------------

Decrease in Net Assets from Capital Stock
  Transactions.......................................     (5,351,398)       (8,418,247)
                                                        ------------      ------------

Total Decrease in Net Assets.........................     (9,321,030)       (3,318,004)

Net Assets:

Beginning of Year....................................    165,801,361       169,119,365
                                                        ------------      ------------

End of Year (including undistributed net investment
  income of $142,877 in 2003 and $0 in 2002).........   $156,480,331      $165,801,361
                                                        ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Financial Highlights
--------------------------------------------------------------------------------

    The following per share data and ratios have been derived from information provided in the financial statements.

                                                     Year Ended December 31,
                                       ----------------------------------------------------
                                         2003       2002       2001       2000       1999
                                       --------   --------   --------   --------   --------
Selected Data for a Share of Capital
  Stock Outstanding Throughout Each
  Year:

Net Asset Value, Beginning of
  Year..............................   $  21.66   $  21.01   $  20.78   $  19.95   $  21.09
                                       --------   --------   --------   --------   --------

Income From Investment Operations:

Net Investment Income...............       1.05       1.19       1.28       1.32       1.28

Net Realized and Unrealized Gain
  (Loss) on Investments.............      (0.55)      0.67       0.26       0.79      (1.15)
                                       --------   --------   --------   --------   --------

  Total From Investment
    Operations......................       0.50       1.86       1.54       2.11       0.13
                                       --------   --------   --------   --------   --------

Dividend Distributions from Net
  Investment Income.................      (1.03)     (1.21)     (1.31)     (1.28)     (1.27)
                                       --------   --------   --------   --------   --------

Net Asset Value, End of Year........   $  21.13   $  21.66   $  21.01   $  20.78   $  19.95
                                       ========   ========   ========   ========   ========

Total Investment Return.............       2.31%      9.12%      7.60%     10.98%      0.57%
                                       ========   ========   ========   ========   ========

Significant Ratios/Suplemental Data

Net Assets, End of Year
  (in thousands)....................   $156,480   $165,801   $169,119   $172,596   $180,890
                                       ========   ========   ========   ========   ========

Operating Expenses to Average Net
  Assets............................       0.64%      0.63%      0.58%      0.58%      0.60%
                                       ========   ========   ========   ========   ========

Net Investment Income to Average Net
  Assets............................       4.82%      5.59%      6.07%      6.53%      6.37%
                                       ========   ========   ========   ========   ========

Portfolio Turnover Rate.............      42.65%     25.34%         0%         0%         0%
                                       ========   ========   ========   ========   ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    The GNMA Fund Investment Accumulation Program, Inc. (the "Program") was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

    The following is a summary of significant accounting policies consistently followed by the Program.

(a) Investments are valued by the Program's pricing agent, Interactive Data Services, Inc. These values are not necessarily bids or actual last sale prices but are estimates of the prices at which the pricing agent believes the Program could sell such investment securities.

(b) It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions are recorded on the date the securities are purchased or sold (the trade date). Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities and are included in interest income. Dividend distributions to shareholders are recorded on the ex-dividend date.

(d) The Program follows the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of capital stock. Effective
     October 2003, this fund no longer follows the practice of equalization.

(e) Paydown gains and losses are recorded as adjustments to net investment income.

(f)  Accounting principles generally accepted in the United
     States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $71,379 have been reclassified between accumulated realized capital losses and paid in capital and $97,406 has been reclassified between accumulated realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

(g)  The Program invested in securities on a when-issued basis.
     Payment and delivery may take up to a month after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.
     Liquid securities or cash is earmarked in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while the commitment is outstanding, unless replaced with other assets.

2. Administration Agreement

    The Program has entered into an Administration Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), Prudential Securities Inc., Morgan Stanley DW, Inc., and Salomon Smith Barney Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed

--------------------------------------------------------------------------------
The GNMA Fund Investment Accumulation Program, Inc.
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

the lesser of (i) 1.5% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or
(ii) 25% of the Program's investment income.

    Certain officers and/or directors of the Program are officers of MLIM.

3. Investments

    During the year ended December 31, 2003 purchases, excluding short-term securities, totaled $69,612,016. There were no sales of securities.

    As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $3,605,744, of which $4,337,309 related to appreciated securities and $731,565 related to depreciated securities. The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $153,725,925.

4. Capital Shares

                                                                     Year Ended
                                                                    December 31,
                                                              -------------------------
                                                                 2003          2002
                                                              -----------   -----------
Shares sold.................................................    242,731        345,939

Shares issued to shareholders in reinvestment of
  dividends.................................................    327,680        401,546
                                                               --------     ----------

Total.......................................................    570,411        747,485

Shares reacquired...........................................   (821,160)    (1,139,530)
                                                               --------     ----------

Net Decrease................................................   (250,749)      (392,045)
                                                               ========     ==========

5. Distributions to Shareholders

    The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually.

    The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

                                                              12/31/2003    12/31/2002
                                                              -----------   -----------
DISTRIBUTIONS PAID FROM:

  Ordinary Income...........................................  $7,658,058    $9,447,055

  Net Long-term Capital Gains...............................      70,321             0
                                                              ----------    ----------

TOTAL TAXABLE DISTRIBUTIONS.................................  $7,728,379    $9,447,055
                                                              ==========    ==========

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net..........................                $  142,877

Undistributed long-term capital gains--net..................                         0
                                                                            ----------

TOTAL UNDISTRIBUTED EARNINGS................................                   142,877

CAPITAL LOSS CARRYFORWARD...................................                   (17,760)*

UNREALIZED GAINS--NET.......................................                 3,596,419**
                                                                            ----------

TOTAL ACCUMULATED EARNINGS--NET.............................                $3,721,536
                                                                            ==========

 * On December 31, 2003, the Fund had a net capital loss carryforward of approximately $17,760, all of which expires in 2011. This amount will be available to offset like amounts of any future gains.

** The difference between book-basis and tax-basis net unrealized gain is attributable primarily to the tax deferral of post October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
The GNMA Fund Investment Accumulation Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. (the "Program") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------

                     Important Tax Information (unaudited)
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 2003, the Fund paid a long-term capital gain distribution of $0.009244 per share to shareholders of record on January 22, 2003.

         Officers and Directors/Trustees (unaudited)

                                                                   Length of Time    Principal Occupation(s)
           Name, Address & Age        Position(s) Held with Fund   Served            During Past 5 Years
           ------------------------   --------------------------   ---------------   ---------------------------------
           TERRY K. GLENN (63)*       President and Director/      2001 to present   President and Chairman of the
           P.O.Box 9011               Trustee                                        Merrill Lynch Investment
           Princeton, NJ 08543-9011                                                  Managers, L.P. ("MLIM")/Fund
                                                                                     Asset Management, L.P.
                                                                                     ("FAM") -- Advised Funds since
                                                                                     1999; Chairman (Americas Region)
                                                                                     of MLIM from 2000 to 2002;
                                                                                     Executive Vice President of FAM
                                                                                     and MLIM (which terms as used
                                                                                     herein include their corporate
                                                                                     predecessors) from 1983 to 2002;
                                                                                     President of FAM
                                                                                     Distributors,Inc. ("FAMD") from
                                                                                     1986 to 2002 and Director thereof
                                                                                     from 1991 to 2002; Executive Vice
                                                                                     President and Director of
                                                                                     Princeton Services,Inc.
                                                                                     ("Princeton Services") from 1993
                                                                                     to 2002; President of Princeton
                                                                                     Administrators, L.P. from 1989 to
                                                                                     2002; Director of Financial Data
                                                                                     Services,Inc. since 1985.

                                     Number of Portfolios    Other Public
                                     in Fund Complex         Directorships
                                     Overseen by             Held by Director/
           Name, Address & Age       Director/Trustee        Trustee
           ------------------------  ---------------------   ---------------------
           TERRY K. GLENN (63)*      123 Funds               None
           P.O.Box 9011              160 Portfolios
           Princeton, NJ 08543-9011

         * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.

           FRANK VIOLA (39)          Vice President(1)(2)          (3) Since 2001       Managing Director of MLIM
           P.O. Box 9011                                                                and head of the Global
           Princeton, NJ 08543-9011                                                     Fixed Income Structured
                                                                                        Asset Team since 2002;
                                                                                        Director (Global Fixed
                                                                                        Income) of MLIM from 2000
                                                                                        to 2001 and Vice President
                                                                                        from 1997 to 2000.

           FRANK VIOLA (39)          Not Applicable          Not Applicable
           P.O. Box 9011
           Princeton, NJ 08543-9011


                                                                   Length of Time    Principal Occupation(s)
           Name, Address & Age        Position(s) Held with Fund   Served            During Past 5 Years
           ------------------------   --------------------------   ---------------   ---------------------------------
           DONALD C. BURKE (43)       Treasurer(1)(2)              (3) Since 2001    First V.P., MLIM and FAM since
           P.O. Box 9011                                                             1997; Treasurer since 1999; V.P.,
           Princeton, NJ 08543-9011                                                  1990-97, Dir. of Taxation of MLIM
                                                                                     since 1990. V.P. and Treasurer of
                                                                                     ML Funds since 1999. Sen. V.P.
                                                                                     and Treasurer of PSI since 1999.
                                                                                     V.P. of FAMD since 1999.

           PHILLIP S. GILLESPIE       Secretary(1)(2)              (3) Since 2001    First Vice President of MLIM
           (40)                                                                      since 2001; Dir., 2000-01; V.P.,
           P.O. Box 9011                                                             1999-2000; Attorney since 1998.
           Princeton, NJ 08543-9011                                                  Secretary of ML Funds since 1998.
                                                                                     Asst. Gen. Counsel, Chancellor
                                                                                     LGT Asset Management Inc.,
                                                                                     1997-98. Senior Counsel and
                                                                                     Attorney, Securities and Exchange
                                                                                     Commission, 1993-97.

                                     Number of Portfolios    Other Public
                                     in Fund Complex         Directorships
                                     Overseen by             Held by Director/
           Name, Address & Age       Director/Trustee        Trustee
           ------------------------  ---------------------   ---------------------
           DONALD C. BURKE (43)      Not Applicable          Not Applicable
           P.O. Box 9011
           Princeton, NJ 08543-9011
           PHILLIP S. GILLESPIE      Not Applicable          Not Applicable
           (40)
           P.O. Box 9011
           Princeton, NJ 08543-9011

         (1) Interested person by reason of his offices with the Program, MLIM and MLIM affiliates.

         (2) Director, trustee, officer or member of certain other investment companies of which MLIM or FAM acts as investment adviser or manager.

         (3) Elected to serve until the next annual meeting of the Board of Directors of the Program and until his sucessor is duly elected and qualified.

         Independent Director/Trustee*

                                                                   Length of Time    Principal Occupation(s)
           Name, Address & Age        Position(s) Held with Fund   Served            During Past 5 Years
           ------------------------   --------------------------   ---------------   ---------------------------------
           DAVID O. BEIM (63)         Director/Trustee             2003 to present   Professor of Finance and
           P.O. Box 9095                                                             Economics at the Columbia
           Princeton, NJ 08543-9095                                                  University Graduate School of
                                                                                     Business since 1991; Chairman of
                                                                                     Wave Hill, Inc. since 1990;
                                                                                     Chairman of Outward Bound U.S.A.
                                                                                     from 1997 to 2002; Trustee of
                                                                                     Phillips Exeter Academy.
                                                                                     Director, Surrey Strathmore
                                                                                     Owners, Inc. since 1998.

           JAMES T. FLYNN (64)        Director/Trustee             2003 to present   Chief Financial Officer of J.P.
           P.O. Box 9095                                                             Morgan & Co., Inc. from 1990 to
           Princeton, NJ 08543-9095                                                  1995.

           W. CARL KESTER (52)        Director/Trustee             2003 to present   Mizuho Financial Group Professor
           P.O. Box 9095                                                             of Finance, Senior Associate Dean
           Princeton, NJ 08543-9095                                                  and Chairman of the MBA Program
                                                                                     of Harvard University Graduate
                                                                                     School of Business Administration
                                                                                     since 1999.

           KAREN P. ROBARDS (53)      Director/Trustee             2003 to present   President of Robards & Company;
           P.O. Box 9095                                                             Director of Enable Medical
           Princeton, NJ 08543-9095                                                  Corporation since 1996; Director
                                                                                     of Atricure, Inc. since 2000;
                                                                                     Founder and Director of The Cooke
                                                                                     Center for Learning and
                                                                                     Development, since 1987.

                                     Number of Portfolios    Other Public
                                     in Fund Complex         Directorships
                                     Overseen by             Held by Director/
           Name, Address & Age       Director/Trustee        Trustee
           ------------------------  ---------------------   ---------------------
           DAVID O. BEIM (63)        10 Funds                None
           P.O. Box 9095             17 Portfolios
           Princeton, NJ 08543-9095
           JAMES T. FLYNN (64)       10 Funds                None
           P.O. Box 9095             17 Portfolios
           Princeton, NJ 08543-9095
           W. CARL KESTER (52)       10 Funds                None
           P.O. Box 9095             17 Portfolios
           Princeton, NJ 08543-9095
           KAREN P. ROBARDS (53)     10 Funds                None
           P.O. Box 9095             17 Portfolios
           Princeton, NJ 08543-9095

         * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

             The Program's Statement of Additional Information includes additional information about Program directors and is available, without charge, upon request. You can call 800-221-7771 toll free to request a copy.

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) AUDIT FEES - 2003 -- $25,000           2002 -- $31,200

         (b) AUDIT-RELATED FEES - 2003 -- $0        2002 -- $0

         (c) TAX FEES -2003  -- $5,200              2002 -- $4,800

             The nature of the services include tax compliance, tax advice and tax planning.

         (d) ALL OTHER FEES - 2003  -- $0           2002 -- $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) N/A

         (g) 2003  -- $18,690,437           2002 -- $17,012,158


         (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        The GNMA Fund Investment Accumulation Program, Inc.

        By:   /s/ TERRY K. GLENN
              -------------------
              Terry K. Glenn,
              President of
              The GNMA Fund Investment Accumulation Program, Inc.

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        By:   /s/ TERRY K. GLENN
              -------------------
              Terry K. Glenn,
              President of
              The GNMA Fund Investment Accumulation Program, Inc.

        Date: February 23, 2004

        By:   /s/ DONALD C. BURKE
              -------------------
              Donald C. Burke,
              Chief Financial Officer of
              The GNMA Fund Investment Accumulation Program, Inc.

        Date: February 23, 2004